Note 15 - Stock Options and Stock-based Employee Compensation - Stock Options and Restricted Stock Units (RSUs) Outstanding and Available for Future Issuance (Details) - shares shares in Thousands	Dec. 31, 2019	Dec. 31, 2018
2011 Plan (in shares)	1,807	1,522
The 2011 Long-term Incentive Plan [Member]
2011 Plan (in shares)	1,804	1,519
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant (in shares)	149	484
Non-Plan [Member]
2011 Plan (in shares)	3	3